UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2012

Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

(GDO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Statement of cash flows	25

Financial highlights	26

Notes to financial statements	27

Report of independent registered public accounting firm	40

Additional information	41

Annual chief executive officer and principal financial officer certifications	47

Other shareholder communications regarding accounting matters	48

Dividend reinvestment plan	49

Important tax information	51

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the twelve-month reporting period ended October 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

• Fund prices and performance,

• Market insights and commentaries from our portfolio managers, and

• A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. According to the Commerce Department’s second estimate, GDP growth then moved to 2.7% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.9% in October. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 2.1% on a seasonally adjusted basis in October 2012 versus the previous month and they were 10.9% higher than in October 2011. In addition, the NAR reported that the median existing-home price for all housing types was $178,600 in October 2012, up 11.1% from October 2011. This marked the eighth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 1.4% in October, which represents a 5.4 month supply at the current sales pace. This represents the lowest inventory since February 2011.

The manufacturing sector overcame a soft patch that occurred in the summer of 2012 and improved toward the end of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and, in some cases, fell back into a recession. In its October 2012 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Risks for a serious global slowdown are alarmingly high.” The IMF now projects that global growth will fall from 3.8% in 2011 to 3.3% in 2012. From a regional perspective, the IMF now anticipates 2012 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary (cont’d)

country counterparts, the IMF projects that emerging market growth will fall from approximately 6.2% in 2011 to 5.3% in 2012. In particular, China’s economy is expected to grow 7.8% in 2012, versus 9.2% in 2011. Elsewhere, the IMF projects that growth in India will fall from 6.8% in 2011 to 4.9% in 2012.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low at the time. In July 2012, the ECB then cut rates to 0.75%, a record low. Finally, in September the ECB introduced its Outright Monetary Transactions program (“OMT”). With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

November 30, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Global Corporate Defined Opportunity Fund Inc.	V

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities. Under normal market conditions, the Fund will invest at least 40% of its managed assets in fixed-income securities of foreign issuers organized or having a principal place of business outside the United States, including in emerging market countries. In addition, the Fund may invest up to 35% of its managed assets in fixed-income securities of below investment grade quality.

Under normal market conditions, the Fund expects to maintain, on an ongoing basis, a dollar-weighted average credit quality of portfolio holdings of investment grade quality. When choosing investments, Western Asset Management Company (“Western Asset”), the Fund’s subadviser, focuses on corporate securities that exhibit pricing inefficiencies, improving credit conditions that offer income opportunities and the potential for high real yields.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Andrew J. Belshaw, Keith J. Gardner, Christopher Orndorff, Paul Shuttleworth and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility during the reporting period, but ultimately generated positive results. After falling in November 2011 given concerns over the European sovereign debt crisis, demand for the spread sectors resumed in December and generally remained robust during the next three months. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of heightened risk aversion during portions of March, April and May. The spread sectors then rallied from June through October as investor sentiment improved.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012.

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Fund overview (cont’d)

Ten-year Treasury yields were 2.17% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)i actions to stimulate the economy. When the reporting period ended on October 31, 2012, two-year Treasury yields were 0.30% and ten-year Treasury yields were 1.72%.

All told, the Barclays U.S. Aggregate Indexii, returned 5.25% for the twelve months ended October 31, 2012. Comparatively, global investment grade corporate bonds, global high-yield bonds and emerging market debt outperformed the Barclays U.S. Aggregate Index. Over the reporting period, the Barclays Global Aggregate Corporate Indexiii returned 7.86%, the Barclays Global High Yield Index (USD hedged)iv returned 15.66% and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 16.33%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased our exposures to emerging market debt and high-yield bonds, while paring our allocation to investment grade corporate bonds and structured products. We also actively participated in the new issue market.

During the reporting period, we employed U.S. Treasury futures to manage the Fund’s durationvi. This was a small detractor from performance. The use of currency forwards to manage our currency exposure significantly contributed to results. The gains in our currency hedges served their purpose by offsetting the decline in the value of our foreign bond holdings when translated back to U.S. dollars.

During the reporting period, we actively managed the Fund’s leverage. With our belief that spread sector investors were becoming increasingly complacent going into the U.S. elections and “fiscal cliff” negotiations, we reduced leverage toward the end of the reporting period. We ended the period with borrowings as a percentage of gross assets of roughly 12.5% which is roughly 9% lower than at the beginning of the period. This reduction has benefited the portfolio after the reporting period ended as risk assets have trended lower post the U.S. elections. We could look to re-lever the Fund as additional opportunities in spread sectors reemerge.

Performance review

For the twelve months ended October 31, 2012, Western Asset Global Corporate Defined Opportunity Fund Inc. returned 16.55% based on its net asset value (“NAV”)vii and 21.54% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Global Aggregate Corporate Index, returned 7.86% for the same period. The Lipper Global Income Closed-End Funds Category Averageviii returned 12.56% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.52 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2012. Past performance is no guarantee of future results.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	3

Performance Snapshot as of October 31, 2012

Price Per Share	12-Month Total Return*
$20.63 (NAV)	16.55%†
$20.25 (Market Price)	21.54%‡

All figures represent past performance and are not a guarantee of future results.

*                 Total returns are based on changes in NAV or market price, respectively.

†                  Total return assumes the reinvestment of all distributions, if any, at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡                 Total return assumes the reinvestment of all distributions, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. While we have always managed the Fund as a global levered credit mandate, we will discuss the portfolio in relation to the Fund’s unmanaged and unlevered benchmark. The largest contributor to the Fund’s relative performance during the reporting period was its out-of-benchmark (securities held by the Fund but not included in the benchmark) exposure (roughly 24% of the portfolio at period-end) to emerging market debt, as it outperformed the benchmark. In particular, our overweight Republic of Venezuela sovereign exposure was beneficial for performance. Venezuela sovereign bonds, which began the period at cheap valuations, benefited from higher oil prices and increased expectations the President Chavez would not be reelected. While Chavez was reelected in October 2012, it was not enough to offset the country’s sovereign bond’s earlier strong results.

An out-of-benchmark exposure (roughly 28% of the portfolio at period-end) to high-yield bonds was rewarded. Leading contributors to Fund performance during the period included overweight positions in Sprint Nextel Corp. (and Sprint Capital Corporation), and CMA CGM. Sprint Nextel’s bonds rallied given their attractive valuation, as well as an improved outlook for the wireless competitive landscape and the pricing environment. In addition, B- rated Sprint Nextel was acquired by Japan’s investment grade rated Softbank toward the end of the reporting period, sending Sprint Nextel’s bonds even higher. CMA CGM is a global shipping company headquartered in Europe. These bonds had performed poorly in the prior reporting period due to a variety of factors, including fears of long-term decelerating global economic growth, higher oil prices and issues related to the ongoing European sovereign debt crisis. These bonds rallied significantly from distressed levels during the period, as the company’s fundamentals stabilized and there was strong investor demand for attractive, higher yielding opportunities.

The Fund had an out-of-benchmark exposure (roughly 4% of the portfolio at period-end) to structured products, such as non-agency mortgage-backed securities, which, overall, outperformed the benchmark during the period. Our specific holdings were concentrated primarily on higher quality fixed coupon issuers that were, in general, more seasoned. These positions benefited from principal paydowns at par and they offered higher yields.

The Fund’s allocation (roughly 40% of the portfolio at period-end) to

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Fund overview (cont’d)

investment-grade corporate bonds also boosted results. Many of the best performing investment grade corporate bond holdings were in the Financials sector, such as our overweights in Bank of America and Royal Bank of Scotland. Both companies benefited from continued balance sheet and capital ratio improvement. In addition, Royal Bank of Scotland sold off non-core assets during the period, which was well received by investors.

Q. What were the leading detractors from performance?

A. While the Fund’s overall high-yield exposure performed very well during the reporting period, the largest detractor from relative performance was certain holdings in the sector, including NewPage Corp. and Horizon Lines. NewPage Corp. is the largest North American maker of coated papers. When the period began, NewPage was in bankruptcy. However, we had a relatively constructive outlook for our small position in its senior secured first-lien bonds, as we felt that we would negotiate a favorable recovery with the company. As the period progressed, the company’s fundamental performance continued to deteriorate and our bonds traded lower. We exited the position at roughly 51% of face value after the reporting period ended and bonds have marginally migrated lower post our sale. Horizon Lines is a U.S.-based shipping company that performed poorly, as it was expected to default after failing to make certain debt payments. Horizon Lines suffered from an overall cyclical decline in global shipping in 2011 and 2012 and a U.S. Department of Justice settlement against the company added to already elevated liquidity concerns. In April 2012, bondholders agreed with the company to exchange 6% yielding bonds into equity to help deleverage the company. The equity has underperformed the high-yield market post the exchange.

Several emerging market holdings were also a drag on performance. In particular an overweight in Mexican telecommunications company Axtel was a negative for results. Axtel is Mexico’s second largest fixed line, integrated telecommunication company, with services in local and long distance telephone, Internet, data and consulting services. Axtel was negatively impacted by the sharp decline in the Mexican peso, which weakened its credit metrics due to its U.S. dollar-denominated debt. It was also impacted by the competitive telecommunication landscape and a volatile market environment which led to a general sell-off in many lower rated bonds. In addition, Axtel’s bonds were downgraded by Moody’s to Caa2 from B3, by S&P to B- from B, and by Fitch to B+ from BB-.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	5

Thank you for your investment in Western Asset Global Corporate Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2012

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of October 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2012 were: Financials (27.3%), Consumer Discretionary (15.1%), Energy (12.1%), Telecommunication Services (10.8%) and Materials (8.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Global Aggregate Corporate Index is the corporate component of the Barclays Global Aggregate Index, which is comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

iv

The Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

v

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and October 31, 2011 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	7

Spread duration (unaudited)

Economic Exposure — October 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Barclays Global Aggregate	— Barclays Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — October 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset-Backed Securities
Barclays Global Aggregate	— Barclays Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	9

Schedule of investments

October 31, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 96.9%
Consumer Discretionary — 15.1%
Auto Components — 0.9%
Europcar Groupe SA	11.500%	5/15/17	175,000	EUR	$ 223,424	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	815,253	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	1,420,000	EUR	2,009,861	(a)
Total Auto Components					3,048,538
Automobiles — 0.1%
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	146,000	EUR	194,201
Diversified Consumer Services — 0.3%
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	506,851	GBP	1,004,345	(a)
Hotels, Restaurants & Leisure — 1.7%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,087,500
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,180,000
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	533,630	GBP	932,973
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,000,000		1,072,500	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,000,000		1,150,000
Total Hotels, Restaurants & Leisure					5,422,973
Household Durables — 0.8%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	2,500,000		2,518,750	(b)
Media — 9.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,030,000		2,202,550	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,774,100	(b)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,219,227	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,117,500	(a)
Daily Mail & General Trust PLC, Senior Bonds	5.750%	12/7/18	1,280,000	GBP	2,199,006
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		2,342,624	(b)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000	EUR	1,228,102	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	920,000		1,067,200
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	684,000		598,500	(a)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,138,536
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	870,000		1,167,410
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		2,064,245
United Business Media Ltd., Notes	5.750%	11/3/20	1,500,000		1,577,321	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	910,000	EUR	1,154,278	(a)
UPC Holding BV, Senior Secured Notes	9.750%	4/15/18	310,000	EUR	429,933	(a)

See Notes to Financial Statements.

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,000,000	EUR	$ 1,347,995	(a)
Videotron Ltee, Senior Notes	7.125%	1/15/20	2,000,000	CAD	2,202,753	(a)(c)
Virgin Media Secured Finance PLC, Senior Secured Notes	7.000%	1/15/18	900,000	GBP	1,581,272
Vivendi SA, Senior Notes	4.750%	7/13/21	1,300,000	EUR	1,913,646
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	750,000	EUR	1,070,538	(a)
Total Media					31,396,736
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		178,875
Specialty Retail — 1.3%
Edcon Proprietary Ltd., Senior Notes	3.502%	6/15/14	960,000	EUR	1,163,424	(a)(d)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	300,000	EUR	361,626	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	2,250,000		2,561,296
Total Specialty Retail					4,086,346
Total Consumer Discretionary					47,850,764
Consumer Staples — 6.5%
Food & Staples Retailing — 1.2%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,346,020	(b)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,355,956
Total Food & Staples Retailing					3,701,976
Food Products — 0.8%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	700,000	GBP	1,242,587	(a)
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	530,000	EUR	719,590	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	360,000	EUR	487,028	(a)
Total Food Products					2,449,205
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		824,600	(a)
Tobacco — 4.3%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,712,701	(b)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,259,329
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,819,856
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,968,778	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,830,658	(b)
Total Tobacco					13,591,322
Total Consumer Staples					20,567,103
Energy — 12.1%
Energy Equipment & Services — 0.1%
Parker Drilling Co., Senior Notes	9.125%	4/1/18	300,000		322,500

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	11

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — 12.0%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		$ 1,768,048	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,720,860		1,957,478	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		2,145,000	(b)
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	1,000,000		1,347,967	(b)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,636,411	(b)
EP Energy AS, Senior Secured Notes	5.875%	11/1/19	510,000	EUR	676,736	(a)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000		491,150	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	980,000		1,022,944	(a)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		812,822	(a)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,180,000		1,589,086	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		353,366	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		2,255,994	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	750,000		882,750	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		1,139,775
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		975,549
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,444,700	(a)
Petronas Capital Ltd.	5.250%	8/12/19	700,000		840,775	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		2,137,970	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,661,250
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,869,380	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,141,613	(a)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	1,000,000		1,087,500
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	4,150,000		4,948,584	(a)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		719,389
Total Oil, Gas & Consumable Fuels					37,906,237
Total Energy					38,228,737
Financials — 26.7%
Capital Markets — 2.9%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	1,300,000		1,029,145	(b)(d)
Goldman Sachs Group Inc.	5.500%	10/12/21	600,000	GBP	1,012,997
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,667,563
Merrill Lynch & Co. Inc., Senior Notes	7.750%	4/30/18	800,000	GBP	1,567,165
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,966,275
Total Capital Markets					9,243,145

See Notes to Financial Statements.

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — 14.0%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	$ 1,825,302
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	850,000		872,423	(a)
BBVA International Preferred SA Unipersonal	9.100%	10/21/14	400,000	GBP	580,950	(d)(e)
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,778,814
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	503,165	(a)(d)(e)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,586,925	(a)(d)(e)
Fortis Bank SA/NV, Junior Subordinated Notes	4.625%	10/27/14	1,900,000	EUR	2,046,983	(a)(d)(e)
Fortis Bank SA/NV, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,711,488
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	1,900,000	EUR	2,413,430	(d)(e)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	5,038,683	(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,000,000		995,490	(a)
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	548,884	(d)(e)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	66,000	GBP	99,585	(a)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	4,120,395	(d)
National Capital Trust I	5.620%	12/17/18	266,000	GBP	401,008	(a)(d)(e)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,686,722	(a)(d)(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		4,117,468
Royal Bank of Scotland PLC, Senior Notes	5.375%	9/30/19	1,300,000	EUR	1,977,821	(a)
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	576,221	(d)(e)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,000,000		2,049,928	(a)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	631,152	(d)(e)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	2,094,415	(d)(e)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,841,454	(a)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,957,466
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/10/12	760,000		757,150	(d)(e)
Total Commercial Banks					44,213,322
Consumer Finance — 2.1%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,983,800	(b)(d)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,880,000		2,186,666	(b)
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	2,400,000		2,544,528	(b)
Total Consumer Finance					6,714,994
Diversified Financial Services — 3.8%
Bank of America Corp., Senior Notes	6.500%	8/1/16	110,000		128,045
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	2,169,344

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	13

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
FCE Bank PLC, Senior Notes	5.125%	11/16/15	900,000	GBP	$ 1,575,835
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,211,679	(a)(d)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,287,000	(b)(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,517,950
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,223,509
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	764,566	(d)(e)
Total Diversified Financial Services					11,877,928
Insurance — 3.9%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,562,603	(b)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	1,300,000	EUR	1,696,142	(d)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	585,009	(d)(e)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		1,905,000	(a)(d)(e)
ELM BV	5.252%	5/25/16	550,000	EUR	694,329	(d)(e)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,782,723	(a)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	516,840	(d)(e)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		363,722	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	641,057	(d)(e)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	983,424	(a)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,476,896
Total Insurance					12,207,745
Total Financials					84,257,134
Health Care — 2.8%
Health Care Equipment & Supplies — 0.2%
Ontex IV SA, Senior Notes	9.000%	4/15/19	430,000	EUR	571,278	(a)
Health Care Providers & Services — 2.1%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	450,000	GBP	742,526	(a)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,346,050	(b)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000		1,145,000
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,657,120
Total Health Care Providers & Services					6,890,696
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,546,371	(a)
Total Health Care					9,008,345
Industrials — 7.3%
Aerospace & Defense — 0.5%
Bombardier Inc., Senior Notes	6.125%	5/15/21	1,200,000	EUR	1,652,590	(a)

See Notes to Financial Statements.

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — 3.4%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	3,127,933		$ 3,417,267
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	3,800,000		3,994,750	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,500,000		1,548,750	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,669,474
United Air Lines Inc., Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	80,085		92,001
Total Airlines					10,722,242
Building Products — 0.2%
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	454,000	EUR	627,437	(a)
Commercial Services & Supplies — 0.6%
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,736,633	(b)
Construction & Engineering — 0.5%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,450,000		1,685,625	(a)
Electrical Equipment — 0.4%
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	800,000	EUR	1,083,581	(a)
Marine — 0.1%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	278,425		267,288	(a)(f)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	178,000		176,220	(a)
Total Marine					443,508
Professional Services — 0.2%
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	560,000	EUR	755,422	(a)
Road & Rail — 0.8%
FirstGroup PLC, Senior Bonds	8.125%	9/19/18	1,150,000	GBP	2,207,464
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	150,000	EUR	204,629	(a)
Total Road & Rail					2,412,093
Transportation — 0.6%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		762,500	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,100,000	EUR	1,058,630	(a)
Total Transportation					1,821,130
Total Industrials					22,940,261
Information Technology — 0.8%
Communications Equipment — 0.7%
Brocade Communications Systems Inc., Senior Secured Notes	6.625%	1/15/18	2,000,000		2,085,000	(b)
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	250,000	EUR	341,049	(a)
Total Information Technology					2,426,049

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	15

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 8.4%
Chemicals — 0.6%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	606,000	EUR	$ 732,447	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,100,000	EUR	1,366,952	(a)
Total Chemicals					2,099,399
Construction Materials — 1.0%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	610,000		635,925	(a)
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	947,872
Lafarge SA, Senior Notes	6.625%	11/29/18	1,150,000	EUR	1,623,307
Total Construction Materials					3,207,104
Containers & Packaging — 0.4%
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	200,000	EUR	259,230	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		977,275	(a)
Total Containers & Packaging					1,236,505
Metals & Mining — 5.1%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,248,500	(a)
Evraz Group SA, Notes	8.875%	4/24/13	460,000		474,955	(a)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		509,891	(a)
Evraz Group SA, Notes	6.750%	4/27/18	930,000		939,300	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,380,000		1,629,780	(a)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	1,000,000		1,030,000
New World Resources NV, Senior Bonds	7.375%	5/15/15	530,000	EUR	698,981	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,680,000		2,010,189	(b)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		780,998
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,929,086
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		420,196
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,570,000		1,656,350	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		284,050	(a)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,419,055
Total Metals & Mining					16,031,331
Paper & Forest Products — 1.3%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,486,429	(b)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,500,000		727,500	(g)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	116,039	EUR	160,932	(a)
UPM-Kymmene OYJ, Senior Notes	6.625%	1/23/17	1,000,000	GBP	1,714,608
Total Paper & Forest Products					4,089,469
Total Materials					26,663,808

See Notes to Financial Statements.

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 10.8%
Diversified Telecommunication Services — 7.7%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	260,000		$ 148,200	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	373,000		212,610	(a)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,428,463
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	2,000,000		2,140,000	(a)(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,800,000		1,896,750
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		733,850	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,995,305
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	374,219	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	312,839	(a)
Telecom Italia SpA, Senior Notes	5.375%	1/29/19	1,400,000	EUR	1,926,799
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		2,020,000
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,070,000	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,286,620	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	441,339	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	929,080	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		214,510	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,010,000		1,969,800	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,038,623	EUR	2,259,218	(a)(f)
Total Diversified Telecommunication Services					24,359,602
Wireless Telecommunication Services — 3.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,490,125	(b)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		864,919	(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	560,000	EUR	721,307	(a)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,500,000		1,618,125
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	500,000	GBP	860,330	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		770,625	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,370,000	(b)
Total Wireless Telecommunication Services					9,695,431
Total Telecommunication Services					34,055,033
Utilities — 6.4%
Electric Utilities — 2.4%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	1,000,000		1,025,000	(a)
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	121,958		140,861
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,995,000	(a)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,074,949
Scottish & Southern Energy PLC, Senior Notes	5.750%	2/5/14	1,200,000	GBP	2,044,861

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	17

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Electric Utilities — continued
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	2,050,000		$ 1,476,000	(a)
Total Electric Utilities					7,756,671
Gas Utilities — 0.4%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,173,424	(a)
Independent Power Producers & Energy Traders — 1.7%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,000,000		1,092,500	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,552,783	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	512,000		561,920	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		2,162,933
Total Independent Power Producers & Energy Traders					5,370,136
Multi-Utilities — 1.9%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,464,392
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,545,775	(a)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	1,956,621
Total Multi-Utilities					5,966,788
Total Utilities					20,267,019
Total Corporate Bonds & Notes (Cost — $286,411,205)					306,264,253
Asset-Backed Securities — 2.8%
Argent Securities Inc., 2004-W10 A2	0.991%	10/25/34	816,891		760,291	(d)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.186%	6/25/33	1,949,229		1,757,280	(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.364%	11/15/36	763,318		614,734	(d)
Home Equity Asset Trust, 2004-8 M1	1.081%	3/25/35	641,516		581,536	(d)
Park Place Securities Inc., 2004-WCW1 M2	0.891%	9/25/34	1,900,000		1,863,688	(d)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	4.970%	9/25/33	1,637,545		1,686,053
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	301,998		306,916	(d)
Soundview Home Equity Loan Trust, 2005-3 M2	0.991%	6/25/35	294,202		286,612	(d)
Structured Asset Securities Corp., 2002-HF1 A	0.791%	1/25/33	1,239,160		1,106,498	(d)
Total Asset-Backed Securities (Cost — $8,426,943)					8,963,608
Collateralized Mortgage Obligations — 2.8%
ARM Trust, 2004-5 4A1	5.169%	4/25/35	832,189		833,534	(d)
Bear Stearns ARM Trust, 2005-12 24A1	5.481%	2/25/36	88,474		74,636	(d)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	3.019%	7/27/36	423,738		427,455	(a)(d)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.867%	7/10/38	1,500,000		1,675,124	(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	330,960		334,063	(a)
Harborview Mortgage Loan Trust, 2004-10 4A	2.930%	1/19/35	397,474		402,722	(d)

See Notes to Financial Statements.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
JPMorgan Mortgage Trust, 2005-A5 1A2	3.045%	8/25/35	1,862,268		$ 1,802,592	(d)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.340%	4/25/31	1,919,463		1,673,313	(d)
Sequoia Mortgage Trust, 2003-3 A1	0.871%	7/20/33	772,155		707,524	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.904%	6/25/47	977,597		745,843	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.529%	9/25/36	108,452		88,613	(d)
Total Collateralized Mortgage Obligations (Cost — $8,096,548)					8,765,419
Sovereign Bonds — 7.6%
Brazil — 1.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	556,000	BRL	281,666
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,779,000	BRL	4,036,401
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	396,000	BRL	205,837
Total Brazil					4,523,904
Chile — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,704,866	(a)
India — 0.4%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	1,290,000		1,309,350	(a)(d)
Malaysia — 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,270,000	MYR	760,925
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	1,249,000	PEN	597,631
Russia — 1.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	3,070,000		3,411,845	(a)
United Arab Emirates — 0.7%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		456,396	(a)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,624,350	(a)
Total United Arab Emirates					2,080,746
United Kingdom — 0.6%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,988,258
Venezuela — 2.4%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,293,000		4,909,257	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,000,000		2,722,500
Total Venezuela					7,631,757
Total Sovereign Bonds (Cost — $21,509,500)					24,009,282

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	19

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Shares	Value
Common Stocks — 0.1%
Industrials — 0.1%
Marine — 0.1%
Horizon Lines Inc., Class A Shares (Cost — $537,954)			139,004	$ 183,485	*
Convertible Preferred Stocks — 0.6%
Financials — 0.6%
Diversified Financial Services — 0.6%
Citigroup Inc. (Cost — $2,073,750)	7.500%		17,500	1,788,500
Preferred Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII (Cost — $80,711)	7.875%		3,050	84,821	(d)
Total Investments before Short-Term Investments (Cost — $327,136,611)				350,059,368

			Face Amount†
Short-Term Investments — 2.6%
Repurchase Agreements — 2.6%
State Street Bank & Trust Co. repurchase agreement dated 10/31/12; Proceeds at maturity — $8,292,002; (Fully collateralized by U.S. Treasury Notes, 1.500% due 6/30/16; Market Value — $8,459,753) (Cost — $8,292,000)	0.010%	11/1/12	8,292,000	8,292,000
Total Investments — 113.4% (Cost — $335,428,611#)				358,351,368
Liabilities in Excess of Other Assets — (13.4)%				(42,247,097)
Total Net Assets — 100.0%				$316,104,271

†          Face amount denominated in U.S. dollars, unless otherwise noted.

*          Non-income producing security.

(a)       Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)      All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(c)       Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)      Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)       Security has no maturity date. The date shown represents the next call date.

(f)        Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)       The coupon payment on these securities is currently in default as of October 31, 2012.

#          Aggregate cost for federal income tax purposes is $338,179,242.

See Notes to Financial Statements.

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

Summary of Investments by Country† (unaudited)

United States	36.0%
United Kingdom	13.1
Brazil	5.3
Russia	4.3
Netherlands	4.1
France	4.0
Mexico	2.8
Luxembourg	2.6
Australia	2.4
Spain	2.2
Venezuela	2.1
Italy	1.6
Canada	1.5
Qatar	1.3
Chile	1.3
Germany	1.3
Belgium	1.2
United Arab Emirates	1.1
Jersey	1.1
Malaysia	1.0
Colombia	1.0
Trinidad and Tobago	1.0
India	0.9
Cayman Islands	0.6
South Africa	0.6
Switzerland	0.6
Kazakhstan	0.5
Ireland	0.5

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	21

Western Asset Global Corporate Defined Opportunity Fund Inc.

Summary of Investments by Country† (unaudited) (continued)

Finland	0.5%
Bermuda	0.3
Panama	0.3
Czech Republic	0.2
Sweden	0.2
Peru	0.2
Austria	0.0 ‡
Short-Term Investments	2.3
100.0%

†          As a percentage of total investments. Please note that Fund holdings are as of October 31, 2012 and are subject to change.

‡          Represents less than 0.1%

See Notes to Financial Statements.

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Statement of assets and liabilities

October 31, 2012

Assets:
Investments, at value (Cost — $335,428,611)	$358,351,368
Foreign currency, at value (Cost — $883,953)	882,523
Cash	56
Interest receivable	6,540,934
Unrealized appreciation on forward foreign currency contracts	104,587
Deposits with brokers for open futures contracts	48,696
Prepaid expenses	15,066
Total Assets	365,943,230

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	45,000,000
Unrealized depreciation on forward foreign currency contracts	4,437,840
Investment management fee payable	244,201
Interest payable	33,240
Payable to broker — variation margin on open futures contracts	10,438
Accrued expenses	113,240
Total Liabilities	49,838,959
Total Net Assets	$316,104,271

Net Assets:
Par value ($0.001 par value, 15,321,049 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,321
Paid-in capital in excess of par value	291,851,422
Undistributed net investment income	7,158,384
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(1,562,110)
Net unrealized appreciation on investments, futures contracts and foreign currencies	18,641,254
Total Net Assets	$316,104,271

Shares Outstanding	15,321,049

Net Asset Value	$20.63

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	23

Statement of operations

For the Year Ended October 31, 2012

Investment Income:
Interest	$24,091,099
Dividends	140,264
Total Investment Income	24,231,363

Expenses:
Investment management fee (Note 2)	2,923,576
Interest expense (Note 3)	656,677
Transfer agent fees	104,444
Audit and tax	57,283
Directors’ fees	45,734
Shareholder reports	38,635
Custody fees	30,943
Excise tax (Note 1)	30,912
Fund accounting fees	28,617
Legal fees	26,924
Stock exchange listing fees	18,603
Insurance	7,597
Miscellaneous expenses	9,340
Total Expenses	3,979,285
Net Investment Income	20,252,078

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	900,468
Futures contracts	(218,330)
Foreign currency transactions	10,766,928
Net Realized Gain	11,449,066
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	20,389,409
Futures contracts	33,961
Foreign currencies	(6,178,973)
Change in Net Unrealized Appreciation (Depreciation)	14,244,397
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	25,693,463
Increase in Net Assets from Operations	$45,945,541

See Notes to Financial Statements.

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2012	2011

Operations:
Net investment income	$ 20,252,078	$ 21,144,970
Net realized gain (loss)	11,449,066	(4,406,070)
Change in net unrealized appreciation (depreciation)	14,244,397	(12,227,630)
Increase in Net Assets From Operations	45,945,541	4,511,270

Distributions to Shareholders From (Note 1):
Net investment income	(22,912,823)	(22,494,570)
Net realized gains	(355,680)	(1,173,511)
Decrease in Net Assets From Distributions to Shareholders	(23,268,503)	(23,668,081)

Fund Share Transactions:
Reinvestment of distributions (100,418 and 0 shares reinvested, respectively)	1,932,440	—
Increase in Net Assets From Fund Share Transactions	1,932,440	—
Increase (Decrease) in Net Assets	24,609,478	(19,156,811)

Net Assets:
Beginning of year	291,494,793	310,651,604
End of year*	$ 316,104,271	$ 291,494,793
* Includes undistributed (overdistributed) net investment income, respectively, of:	$7,158,384	$(1,149,784)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	25

Statement of cash flows

For the Year Ended October 31, 2012

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$ 45,945,541
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(30,971,858)
Proceeds from sales of portfolio securities	57,458,645
Net purchases, sales and maturities of short-term investments	(893,000)
Net amortization of premium (accretion of discount)	1,196,950
Payment-in-kind	(355,014)
Decrease in interest receivable	1,109,694
Increase in prepaid expenses	(2,584)
Decrease in other assets	54,700
Increase in deposits with brokers for open futures contracts	(48,696)
Decrease in investment management fee payable	(775)
Decrease in interest payable	(41,714)
Increase in accrued expenses	5,229
Decrease in payable to broker — variation margin on open futures contracts	(21,031)
Net realized gain on investments	(900,468)
Change in unrealized appreciation of investments and forward foreign currency contracts	(14,137,160)
Net Cash Provided by Operating Activities*	58,398,459

Cash Flows from Financing Activities:
Distributions paid on common stock	(23,276,693)
Decrease in payable for reverse repurchase agreements	(35,030,489)
Net Cash Used in Financing Activities	(58,307,182)
Net Increase in Cash	91,277
Cash at Beginning of Year	791,302
Cash at End of Year	$ 882,579

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$ 1,932,440

*  Included in operating expenses is cash of $698,391 paid for interest on borrowings.

See Notes to Financial Statements.

26	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2012[1]	2011[1]	2010[1,2]

Net asset value, beginning of year	$19.15	$20.41	$19.06 [3]

Income (loss) from operations:
Net investment income (loss)	1.33	1.39	1.21
Net realized and unrealized gain (loss)	1.67	(1.09)	1.44
Total income from operations	3.00	0.30	2.65

Less distributions from:
Net investment income	(1.50)	(1.48)	(1.30)
Net realized gains	(0.02)	(0.08)	—
Total distributions	(1.52)	(1.56)	(1.30)

Net asset value, end of year	$20.63	$19.15	$20.41

Market price, end of year	$20.25	$18.05	$19.08
Total return, based on NAV[4,5]	16.55%	2.13%	14.87%
Total return, based on Market Price[6]	21.54%	2.97%	2.33%

Net assets, end of year (000s)	$316,104	$291,495	$310,652

Ratios to average net assets:
Gross expenses	1.34%	1.40%	1.35%[7]
Net expenses[8]	1.34	1.40	1.34 [7,9]
Net investment income	6.79	7.05	6.76 [7]

Portfolio turnover rate	9%	16%	18%

Supplemental data:
Loans Outstanding, End of Year (000s)	—	—	$50,000
Asset Coverage for Loan Outstanding	—	—	721%
Weighted Average Loan (000s)	—	$21,644	$48,044
Weighted Average Interest Rate on Loans	—	1.16%	1.18%

1  Per share amounts have been calculated using the average shares method.

2  For the period November 24, 2009 (commencement of operations) through October 31, 2010.

3  Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  The total return calculation assumes that distributions are invested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7  Annualized.

8  The impact of compensating balance arrangements, if any, was less than 0.01%.

9  The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

Under normal market conditions, the Fund will invest at least 40% of its managed assets in fixed-income securities of foreign issuers organized or having a principal place of business outside the United States, including in emerging market countries. In addition, the Fund may invest up to 35% of its managed assets in fixed-income securities of below investment grade quality.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the

28	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	29

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•             Level 1 – quoted prices in active markets for identical investments

•             Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$306,264,253	—	$306,264,253
Asset-backed securities	—	8,963,608	—	8,963,608
Collateralized mortgage obligations	—	8,765,419	—	8,765,419
Sovereign bonds	—	24,009,282	—	24,009,282
Common stocks	$ 183,485	—	—	183,485
Convertible preferred stocks	1,788,500	—	—	1,788,500
Preferred stocks	84,821	—	—	84,821
Total long-term investments	$2,056,806	$348,002,562	—	$350,059,368
Short-term investments†	—	8,292,000	—	8,292,000
Total investments	$2,056,806	$356,294,562	—	$358,351,368
Other financial instruments:
Futures contracts	$ 4,597	—	—	$ 4,597
Forward foreign currency contracts	—	$ 104,587	—	104,587
Total other financial instruments	$ 4,597	$ 104,587	—	$ 109,184
Total	$2,061,403	$356,399,149	—	$358,460,552

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$2,065	—	—	$ 2,065
Forward foreign currency contracts	—	$4,437,840	—	4,437,840
Total	$2,065	$4,437,840	—	$4,439,905

†  See Schedule of Investments for additional detailed categorizations.

30	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	31

board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the

32	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	33

with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $4,437,840. If a contingent feature in the master agreements would have

34	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $30,912 of Federal excise tax attributable to calendar year 2011, and estimates it will pay approximately $105,000 of Federal excise tax attributable to calendar year 2012.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	35

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 30,912	—	$(30,912)
(b)	10,938,001	$(10,938,001)	—

(a)         Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)        Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd. (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s daily managed assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

36	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$30,971,858
Sales	57,458,645

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$29,726,855
Gross unrealized depreciation	(9,554,729)
Net unrealized appreciation	$20,172,126

At October 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 10-Year Notes	8	12/12	$1,062,185	$1,064,250	$(2,065)
U.S. Treasury 30-Year Bonds	11	12/12	1,647,035	1,642,438	4,597
Net unrealized gain on open futures contracts					$ 2,532

Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2012 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$67,208,450	0.98%	$80,030,489

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.60% to 1.08% during the year ended October 31, 2012. Interest expense incurred on reverse repurchase agreements totaled $656,677.

At October 31, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Barclays	0.81%*	9/6/2012	2/11/2013	$45,000,000

*  Interest rate on the reverse repurchase agreement resets daily. Interest rate disclosed is as of October 31, 2012.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	37

On October 31, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $61,920,049.

At October 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Morgan Stanley	100,000	$161,366	11/16/12	$ 1,309
British Pound	UBS AG	100,000	161,366	11/16/12	19
Euro	Morgan Stanley	900,000	1,166,702	11/16/12	59,543
Euro	Morgan Stanley	600,000	777,802	11/16/12	37,226
Euro	Morgan Stanley	200,000	259,267	11/16/12	3,604
Euro	Morgan Stanley	200,000	259,267	11/16/12	1,390
Euro	UBS AG	100,000	129,634	11/16/12	(343)
					102,748
Contracts to Sell:
British Pound	Citibank N.A.	250,000	403,415	11/16/12	(13,853)
British Pound	Morgan Stanley	1,100,000	1,775,024	11/16/12	(53,571)
British Pound	Morgan Stanley	900,000	1,452,292	11/16/12	(51,937)
British Pound	Morgan Stanley	12,001,741	19,366,711	11/16/12	(619,512)
British Pound	UBS AG	13,312,187	21,481,323	11/16/12	(581,323)
British Pound	UBS AG	800,000	1,290,927	11/16/12	(42,223)
Canadian Dollar	Morgan Stanley	2,000,000	2,001,819	11/16/12	(2,289)
Euro	Citibank N.A.	550,000	712,983	11/16/12	(31,461)
Euro	Citibank N.A.	600,000	777,802	11/16/12	1,496
Euro	Citibank N.A.	400,000	518,534	11/16/12	(3,424)
Euro	Morgan Stanley	300,000	388,901	11/16/12	(1,788)
Euro	Morgan Stanley	2,400,000	3,111,206	11/16/12	(140,942)
Euro	Morgan Stanley	48,533,123	62,915,236	11/16/12	(2,609,919)
Euro	UBS AG	300,000	388,901	11/16/12	(2,895)
Euro	UBS AG	5,271,247	6,833,307	11/16/12	(282,360)
					(4,436,001)
Net unrealized loss on open forward foreign currency contracts					$(4,333,253)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

38	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2012.

ASSET DERIVATIVES1

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$4,597	—	$ 4,597
Forward foreign currency contracts	—	$104,587	104,587
Total	$4,597	$104,587	$109,184

LIABILITY DERIVATIVES1

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$2,065	—	$ 2,065
Forward foreign currency contracts	—	$4,437,840	4,437,840
Total	$2,065	$4,437,840	$4,439,905

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(218,330)	—	$ (218,330)
Forward foreign currency contracts	—	$10,891,979	10,891,979
Total	$(218,330)	$10,891,979	$10,673,649

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$33,961	—	$ 33,961
Forward foreign currency contracts	—	$(6,252,249)	(6,252,249)
Total	$33,961	$(6,252,249)	$(6,218,288)

Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report	39

During the year ended October 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$ 2,657,168
Forward foreign currency contracts (to buy)	3,685,745
Forward foreign currency contracts (to sell)	108,480,189

5. Distributions subsequent to October 31, 2012

On August 8, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.125 per share, payable on September 28, 2012, October 26, 2012 and November 30, 2012 to shareholders of record on September 21, 2012, October 19, 2012 and November 23, 2012, respectively. The November record date distributions were made subsequent to the period end of this report.

On November 8, 2012, the Board declared three distributions, each in the amount of $0.12 per share, payable on December 21, 2012, January 25, 2013 and February 22, 2013 to shareholders of record on December 14, 2012, January 18, 2013 and February 15, 2013, respectively. The December distribution of $0.12 per common share is comprised of $0.0422 per common share of income, $0.0015 short-term capital gain and $0.0763 long-term capital gain.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$22,985,178	$23,668,081
Net long-term capital gains	283,325	—
Total taxable distributions	$23,268,503	$23,668,081

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 3,154,614
Undistributed long-term capital gains — net	1,167,789
Total undistributed earnings	$ 4,322,403
Other book/tax temporary differences(a)	4,024,502
Unrealized appreciation (depreciation)(b)	15,890,623
Total accumulated earnings (losses) — net	$24,237,528

(a)  Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddle, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax amortization methods for premiums on fixed income securities.

40	Western Asset Global Corporate Defined Opportunity Fund Inc. 2012 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Global Corporate Defined Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global Corporate Defined Opportunity Fund Inc., including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended and the period from November 24, 2009 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Corporate Defined Opportunity Fund Inc. as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended and the financial highlights for each of the years in the two-year period then ended and the period from November 24, 2009 to October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 18, 2012

Western Asset Global Corporate Defined Opportunity Fund Inc.	41

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th. Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

42	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	None

Western Asset Global Corporate Defined Opportunity Fund Inc.	43

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	28
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	157
Other board memberships held by Director	None

44	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional information (unaudited) (cont’d)

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Global Corporate Defined Opportunity Fund Inc.	45

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

46	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional Officers cont’d

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2015 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Global Corporate Defined Opportunity Fund Inc.	47

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

48	Western Asset Global Corporate Defined Opportunity Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274.

Complaints submitted through this number will be received by the CCO.

Western Asset Global Corporate Defined Opportunity Fund Inc.	49

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

50	Western Asset Global Corporate Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Global Corporate Defined Opportunity Fund Inc.	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2012:

Record Date:	12/16/2011
Payable Date:	12/23/2011
Long-Term Capital Gain Dividend	$0.0186

Please retain this information for your records.

Western Asset

Global Corporate Defined Opportunity Fund Inc.

Directors	Western Asset Global Corporate Defined Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Western Asset Management Company Ltd	GDO
R. Jay Gerken	Western Asset Management Company Pte. Ltd.
President and Chief Executive Officer
Richard F. Sennett	Custodian
Principal Financial Officer	State Street Bank and Trust Company
Ted P. Becker	1 Lincoln Street
Chief Compliance Officer	Boston, MA 02111
Vanessa A. Williams
Identity Theft Prevention Officer	Transfer agent
Robert I. Frenkel	American Stock Transfer & Trust Company
Secretary and Chief Legal Officer	59 Maiden Lane
Thomas C. Mandia	New York, NY 10038
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or subadvised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

  NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

  NOT PART OF THE ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate
Defined Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX013050 12/12 SR12-1803

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

William R. Hutchinson

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2011 and October 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,800 in 2011 and $53,400 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global Corporate Defined Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,200 in 2011 and $0 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Global Corporate Defined Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Corporate

Defined Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global Corporate Defined Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global Corporate Defined Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Corporate Defined Opportunity Fund Inc. during the reporting period were $0 in 2012.

(h) Yes.  Western Asset Global Corporate Defined Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Global

Corporate Defined Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.                                                INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Andrew J. Belshaw Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of investment management for Western Asset Company Limited since 2009; Managing Director and head of Sterling Fixed Income for Blackrock Investment Management from 2004-2009; Director of Institutional Fixed Income for M&G Investment Management from 2003-2004.

Christopher. Orndorff Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2010 ; Managing Principal and Executive Committee Member for Payden & Rygel from 1990-2009.

Paul Shuttleworth Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of Non-US Credit for Western Asset Company Limited since 2012; Managing Director and head of Sterling Fixed Income for Blackrock Investment Management from 2006-2011.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of October 31, 2012.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	9 registered investment companies with $2.7 billion in total assets under management	22 Other pooled investment vehicles with $11.2 billion in assets under management *	48 Other accounts with $18.1 on in total assets under management**

Stephen A. Walsh‡	95 registered investment companies with $181.2 billion in total assets under management	231 Other pooled investment vehicles with $100.4 billion in assets under management***	732 Other accounts with $177.4 billion in total assets under management****

Keith J. Gardner‡	29 registered investment companies with $25.9 billion in total assets under management	27 Other pooled investment vehicles with $14.4 billion in assets under management+	172 Other accounts with $43.5 billion in total assets under management++

Michael C. Buchanan‡	40 registered investment Companies with $32.3 billion in total assets Under management	45 Other pooled investment vehicles with $25.8 billion in assets under management+++	198 Other accounts with $51.6 billion in total assets under management++++

Christopher Kilpatrick‡	8 registered investment companies with $3.3 billion in total assets under management	None	None

Andrew Belshaw	2 registered investment companies with $104 million in total assets under management	48 Other pooled investment vehicles with $11.0 billion in assets under management#	102 Other accounts with $32.3 billion in total assets under management##

Christopher Orndorff	6 registered investment companies with $1.8 billion in total assets under management	29 Other pooled investment vehicles with $12.6 billion in assets under management#	66 Other accounts with $22.1 billion in total assets under management###

Paul Shuttleworth	3 registered investment companies with $1.3 billion in total assets under management	12 Other pooled investment vehicles with $3.7 billion in assets under management^	25 Other accounts with $8.7 billion in total assets under management^^

*	Includes 1 account managed, totaling $138 million, for which advisory fee is performance based.
**	Includes 7 accounts managed, totaling $2.8 billion, for which advisory fee is performance based.

*** **** + ++ +++ ++++ # ## ### ^ ^^

Includes 6 accounts managed, totaling $0.8 billion, for which advisory fee is performance based.

Includes 71 accounts managed, totaling $16.7 billion, for which advisory fee is performance based.

Includes 1 account managed, totaling $138 million, for which advisory fee is performance based.

Includes 21 accounts managed, totaling $6.9 billion, for which advisory fee is performance based.

Includes 4 accounts managed, totaling $0.5 billion, for which advisory fee is performance based.

Includes 22 accounts managed, totaling $7.1 billion, for which advisory fee is performance based.

Includes 2 accounts managed, totaling $260 million, for which advisory fee is performance based.

Includes 26 accounts managed, totaling $6.0 billion, for which advisory fee is performance based.

Includes 10 accounts managed, totaling $3.3 billion, for which advisory fee is performance based.

Includes 1 account managed, totaling $122 million, for which advisory fee is performance based.

Includes 10 accounts managed, totaling $2.1 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of October 31, 2012.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	C
Keith J. Gardner	A
Michael C. Buchanan	C
Christopher Kilpatrick	A
Andrew J. Belshaw	A
Christopher Orndorff	A
Paul Shuttleworth	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)            There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	December 27, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	December 27, 2012